Revenues	12 Months Ended
Dec. 31, 2022
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Revenues
Note 3: Revenues
Revenues by type and geography
The following tables disaggregate revenues by type and geography and reconcile them to reportable segments (see note 4).

Revenues by type	Legal Professionals		Corporates		Tax & Accounting Professionals		Reuters News		Global Print		Eliminations/ Rounding		Total
Year ended December 31,	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
Recurring	2,631	2,523	1,305	1,209	799	742	612	596	-	-	(23)	(22)	5,324	5,048
Transactions	172	189	231	231	187	173	121	98	-	-	-	-	711	691
Global Print	-	-	-	-	-	-	-	-	592	609	-	-	592	609
Total	2,803	2,712	1,536	1,440	986	915	733	694	592	609	(23)	(22)	6,627	6,348

Revenues by geography (country of destination)	Legal Professionals		Corporates		Tax & Accounting Professionals		Reuters News		Global Print		Eliminations/ Rounding		Total
Year ended December 31,	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021	2022	2021
U.S.	2,242	2,139	1,271	1,188	804	759	115	139	426	424	(23)	(22)	4,835	4,627
Canada (country of domicile)	69	64	9	10	34	33	4	4	79	83	-	-	195	194
Other	29	25	61	49	118	90	9	7	17	17	-	-	234	188
Americas (North America, Latin America, South America)	2,340	2,228	1,341	1,247	956	882	128	150	522	524	(23)	(22)	5,264	5,009
U.K.	262	276	107	107	17	19	450	376	34	41	-	-	870	819
Other	61	69	50	49	-	-	101	110	12	16	-	-	224	244
EMEA (Europe, Middle East and Africa)	323	345	157	156	17	19	551	486	46	57	-	-	1,094	1,063
Asia Pacific	140	139	38	37	13	14	54	58	24	28	-	-	269	276
Total	2,803	2,712	1,536	1,440	986	915	733	694	592	609	(23)	(22)	6,627	6,348
Contract liabilities

	December 31,

	2022	2021	2020
Deferred revenue	886	874	866
Deferred revenue as of December 31, 2022 increased compared to the balance as of December 31, 2021 as cash payments received or due in advance of satisfying performance obligations exceeded $849 million of revenues recognized from the deferred revenue balance at the beginning of the period.
Deferred revenue as of December 31, 2021 increased compared to the balance as of December 31, 2020 as cash payments received or due in advance of satisfying performance obligations exceeded $817 million of revenues recognized from the deferred revenue balance at the beginning of the period.
Costs to obtain a contract
Amortization of deferred commissions was $156 million and $139 million for the years ended December 31, 2022 and 2021, respectively, and was recorded within ”Operating expenses” in the consolidated income statement.

Remaining performance obligations
As of December 31, 2022, remaining performance obligations were $16.8 billion (2021—$16.7 billion), including the portion recorded as deferred revenue. The Company expects to recognize these revenues as follows:

	December 31,

	2022	2021
1 year	26%	25%
Between 1 and 2 years	13%	13%
Between 2 and 3 years	8%	8%
Later than 3 years	53%	54%
The remaining performance obligations later than three years largely relate to a
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greement between Reuters News and the Data & Analytics business of London Stock Exchange Group plc (“LSEG”) for a minimum amount of revenue through October 1, 2048. In 2022, the Company recorded $360 million (2021—$339 million) of revenues under this agreement, which represent the current minimum annual value. However, these revenues may increase further as the contract requires adjustments related to changes in the consumer price index and foreign exchange rates. As permitted by IFRS 15,
Revenue from Contracts with Customers
, the Company excluded performance obligations for contracts with an original expected duration of less than one year from its disclosure.